                                                                    EXHIBIT 10.2


                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

              ----------------------------------------------------


                            FLEET RETAIL FINANCE INC.
                              ADMINISTRATIVE AGENT
                                COLLATERAL AGENT

             -------------------------------------------------------


                                  AmSouth Bank
                            Fleet Retail Finance Inc.
                       The CIT Group Business Credit, Inc.
                           FINOVA Capital Corporation
                          Foothill Capital Corporation
                             Heller Financial, Inc.
                    IBJ Whitehall Business Credit Corporation
                     Jackson National Life Insurance Company
                          LaSalle Business Credit, Inc.
                               The Provident Bank
                             WORKING CAPITAL LENDERS

             -------------------------------------------------------

                          BACK BAY CAPITAL FUNDING LLC
                                   TERM LENDER
             -------------------------------------------------------


                           HOMEPLACE OF AMERICA, INC.
                                Lead Borrower for

                           HOMEPLACE OF AMERICA, INC.
                             HOMEPLACE STORES, INC.
                           HOMEPLACE STORES TWO, INC.
                           HOMEPLACE MANAGEMENT, INC.
                                  THE BORROWERS

              ----------------------------------------------------



                                  May 12, 2000

       This First Amendment (hereinafter, this "AMENDMENT") is made as of this 12th day of May, 2000 to that Loan and Security Agreement dated June 15, 1999 (hereinafter, the "LOAN AGREEMENT"). (Capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Loan Agreement). This First Amendment is made by and among:

              FLEET RETAIL FINANCE INC. formerly known as BankBoston Retail Finance Inc., a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Agent for the ratable benefit of the "LENDERS" (individually, a "LENDER") who are, at present:

              Fleet Retail Finance Inc. formerly known as BankBoston Retail Finance Inc. (in such capacity, the "ADMINISTRATIVE AGENT") a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent for the ratable benefit of the Working Capital Lenders and the Term Lender;

              and

              Fleet Retail Finance Inc. formerly known as BankBoston Retail Finance Inc. (in such capacity, the "COLLATERAL AGENT"), as agent for the ratable benefit of the Administrative Agent, the Working Capital Lenders, and the Term Lender;

              and

              Back Bay Capital Funding LLC (in such capacity, the "TERM LENDER"), a limited liability company with offices at 40 Broad Street, Boston, Massachusetts 02109,

              and


              HomePlace of America, Inc., a Delaware corporation with its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 (in such capacity, the "LEAD BORROWER") as agent for the following borrowers (individually, a "BORROWER" and collectively, the "BORROWERS"):

                     HomePlace of America, Inc. (a Delaware corporation with its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 );

                     HomePlace Stores, Inc. (a Delaware corporation with its
              principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 );

                     HomePlace Stores Two, Inc. (a Delaware corporation with its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 ); and

                     HomePlace Management, Inc. (an Ohio corporation with its
              principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 );


in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

                                   BACKGROUND:

       On June 15, 1999, the Administrative Agent, the Collateral Agent, the Working Capital Lenders, the Term Lender, the Lead Borrower, and the Borrowers entered into the Loan Agreement. The Borrowers have advised the Working Capital Lenders and the Term Lender that the Borrowers will have insufficient liquidity to satisfy certain of the Financial Performance Covenants, and have requested that the Working Capital Lenders and the Term Lender amend certain provisions of the Loan Agreement. The Working Capital Lenders and the Term Lender are willing to do so, but only upon the terms and conditions set forth herein.

       Accordingly, at this time the Administrative Agent, the Collateral Agent, the Working Capital Lenders, the Term Lender, the Lead Borrower, and the Borrowers hereby amend the Loan Agreement and otherwise agree as follows:

       1. The definition of "BASE MARGIN" on page 4 of the Loan Agreement is hereby deleted, and the following is substituted in its place:

       "BASE MARGIN": (a) Until Section (b) of this Definition is in effect:
                       0.25

                     (b) Commencing with the first day of the Borrower's third fiscal quarter in calendar year 2000, the Base Margin shall be reset quarterly (commencing with the Business Day after the Administrative Agent's receipt of the Pricing Certificate (Section 6-7(b)) based on the Pricing Grid. The Base Margin for Tiers I, II, or IV of the Pricing Grid shall apply in the event that both criteria applicable to that Tier are satisfied. In all other circumstances, the Base Margin for Tier III of the Pricing Grid shall apply.

       2. The definition of "L/C MARGIN" on page 15 of the Loan Agreement is hereby amended by deleting the term "1.5%" in subparagraph (a) thereof, and inserting the term "1.75%" in its place.

       3. The definition of "LIBOR MARGIN" on page 17 of the Loan Agreement is hereby amended by deleting the term "2.25%" in subparagraph (a) thereof, and inserting the term "2.50%" in its place.

       4. The definition of "OVERALL INVENTORY APPRAISAL CAP" on page 18 of the Loan Agreement is hereby deleted, and the following is inserted in its place:

       "OVERALL INVENTORY APPRAISAL CAP": The following percentage during the periods indicated:

                 Through and including August 31, 2000:   95%
                 From and after September 1, 2000:        92%



       5. The definition of "PRICING GRID" on page 19 of the Loan Agreement is hereby deleted, and the following is inserted in its place:

       "PRICING GRID": The following:

                                  PRICING GRID

------------------------------------------------------------------------------------------------------
Tier     Minimum 12 month          Consolidated 12 month         Libor        Base          L/C Margin
         trailing average          trailing Consolidated         Margin       Margin
         Availability              Adjusted EBITDA
                                    / Total Interest
------------------------------------------------------------------------------------------------------
I        $30 Million               Greater than or Equal to      2.00%        0.00          1.25%
                                   2.25 to 1.0
------------------------------------------------------------------------------------------------------
II       $25 Million               Greater than or Equal to      2.25%        0.00          1.50%
                                   1.75 to 1.0, but less than
                                   2.25 to 1.0
------------------------------------------------------------------------------------------------------
III      Not Applicable            Greater than or Equal to      2.50 %       0.25%         1.75%
                                   1.25 to 1.0, but less than
                                   1.75 to 1.0
------------------------------------------------------------------------------------------------------
IV       Not Applicable            Less than 1.25 to 1.0         2.75 %       0.50%         2.00%
------------------------------------------------------------------------------------------------------


       6. The definition of "CURRENT PAY INTEREST MARGIN", to read as follows, is hereby added to Article 1 of the Loan Agreement:


       "CURRENT PAY INTEREST MARGIN": (a) Until Section (b) of this Definition is in effect: 12.50%

              (b) Commencing with the first day of the Borrower's third fiscal quarter in calendar year 2000, the Current Pay Interest Margin shall be reset quarterly (commencing with the Business Day after the Administrative Agent's receipt of the Pricing Certificate (Section 6-7(b)) based on the Current Pay Interest Pricing Grid. The Current Pay Interest Margin for Tier I of the Current Pay Interest

              Pricing Grid shall apply in the event that both criteria applicable to that Tier are satisfied. In all other circumstances, the Current Pay Interest Margin for Tier II of the Current Pay Interest Pricing Grid shall apply.


       7. The definition of "CURRENT PAY INTEREST PRICING GRID", to read as follows, is hereby added to Article 1 of the Loan Agreement:

       "CURRENT PAY INTEREST PRICING GRID": The following:

                        CURRENT PAY INTEREST PRICING GRID

-------------------------------------------------------------------------------------
Tier     Minimum 12 month          Consolidated 12 month         Current Pay Interest
         trailing average          trailing Consolidated
         Availability              Adjusted EBITDA
                                    / Total Interest
-------------------------------------------------------------------------------------
I        $25 Million               Greater than or Equal to      12.00 %
                                   1.75 to 1.0
-------------------------------------------------------------------------------------
II       Not Applicable            Not Applicable                12.50 %
-------------------------------------------------------------------------------------

       8. Section 3-4 is hereby deleted in its entirety and the following is substituted in its place:

              3-4. Interest.

              (a) The unpaid principal balance of the Term Loan shall bear interest, until repaid, floating at the per annum rate equivalent to the aggregate of the then applicable per annum interest rate of the Current Pay Interest plus 3.00%, determined and payable as follows:

              (i) Interest on the unpaid principal balance of the Term Loan, equal to that per annum rate determined by reference to the Current Pay Interest Margin ("CURRENT PAY INTEREST") shall be payable monthly in arrears, on the first day of each month, and on the Maturity Date.

              (ii) Accrued Interest on the unpaid principal balance of the Term Loan, equal to 3.0% per annum ("PIK INTEREST"), shall be added to the then unpaid principal balance of the Term Note monthly, on the first day of each month, commencing with July 1, 1999. The aggregate balance of PIK Interest so added to the Term Note shall bear interest at the then applicable per annum interest rate of the Current Pay Interest.

              (b) Following the occurrence of any Event of Default (and whether or not the Lender exercises any of the Lender's rights on account of such Event of Default), Current Pay Interest shall be that per annum interest rate which is the aggregate of the then applicable per annum interest rate determined by reference to the Current Pay Interest Margin plus 2.00% and PIK Interest shall be equal to 5% per annum.

       9. Section 6-7(b) is hereby deleted in its entirety and the following is substituted in its place:

              (b) Commencing with the Borrowers' third fiscal quarter in 2000, the Lead Borrower shall provide the Administrative Agent with the financial statements furnished in accordance with Section 6-7(a), an original counterpart of a Certificate (signed by the Borrowers' President or Chief Financial Officer) in the form of EXHIBIT 6-7(B), annexed hereto (the "PRICING CERTIFICATE"), as such form reasonably may be revised from time to time hereafter, on which shall be indicated (with supporting calculations) the Borrowers' performance with respect to those criteria included in the definition of the applicable margin as set forth in the Pricing Grid and in the Current Pay Interest Pricing Grid.


       10. Exhibit 6-12(a), Financial Performance Covenants, is hereby amended by deleting Paragraph 1 thereof and inserting the following in its place:

       EBITDA: The Borrowers shall not permit or suffer their Consolidated Adjusted EBITDA, tested as of the last day of each fiscal quarter on the basis set forth below, to be less than the following:

                          MINIMUM CONSOLIDATED EBITDA:
                              "<>" Denotes Negative

BASIS TESTED                                      MINIMUM CONSOLIDATED ADJUSTED
                                                                         EBITDA
-------------------------------------------------------------------------------
         Quarter Ending August, 1999                               $<3,000,000>
  Two Quarters Ending November, 1999                                <5,000,000>
Three Quarters Ending February, 2000                                <1,000,000>
      Four Quarters Ending May, 2000                                <2,000,000>
   Four Quarters Ending August, 2000                                  2,500,000
 Four Quarters Ending November, 2000                                 16,500,000
 Four Quarters Ending February, 2001                                 27,000,000
      Four Quarters Ending May, 2001                                 35,000,000
   Four Quarters Ending August, 2001                                 35,000,000
 Four Quarters Ending November, 2001                                 40,000,000
 Four Quarters Ending February, 2002                                 40,000,000
      Four Quarters Ending May, 2002                                 40,000,000


       11. Conditions Precedent. This Amendment and the obligations of the Administrative Agent, the Collateral Agent, the Working Capital Lenders, and the Term Lender hereunder are conditional upon payment of amendment fees in the amount of (i) $200,000.00 to the Administrative Agent, for the ratable benefit of the Working Capital Lenders, and (ii) $50,000.00 to the Term Lender. The Administrative Agent is hereby authorized to debit the Loan Account for the purpose of paying the amendment fees to the Working Capital Lenders and the Term Lender, respectively.

       12. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Loan Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified, confirmed, and reaffirmed.

       13. Waiver of Claims. The Lead Borrower and each of the Borrowers hereby acknowledges and agrees that none of them has any offsets, defenses, claims, or counterclaims against the Administrative Agent, the Collateral Agent, the Working Capital Lenders, or the Term Lender, or their respective officers, directors, employees, attorneys, representatives, parents, affiliates, predecessors, successors, or assigns with respect to the Liabilities, or otherwise, and that if the Lead Borrower or any of the Borrowers now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent, the Collateral Agent, the Working Capital Lenders, or the Term Lender or their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Lead Borrower and each Borrower hereby RELEASES the Administrative Agent, the Collateral Agent, the Working Capital Lenders, and the Term Lender and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.

       14.    Miscellaneous.

              (a) The Lead Borrower and each Borrower shall execute and deliver to the Administrative Agent and the Collateral Agent whatever additional documents, instruments, and agreements that the Administrative Agent and/or the Collateral Agent may require in order to give effect to, and implement the terms and conditions of this Amendment.

              (b) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

              (c) This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

              (d) The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent, the Collateral Agent, the Working Capital Lenders, and the Term Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan and Security Agreement by their respective duly authorized officers.

                                                      HOMEPLACE OF AMERICA, INC.
                                                               THE LEAD BORROWER


                                             By  /s/ David A. Frost
                                                 -------------------------------

                                     Print Name: David A. Frost

                                          Title: Senior Vice Pres. Finance




                                 THE BORROWERS

HOMEPLACE OF AMERICA, INC.                                HOMEPLACE STORES, INC.


By /s/ David A. Frost                        By  /s/ David A. Frost
   -----------------------------                 -------------------------------

Print Name: David A. Frost           Print Name: David A. Frost

Title: Senior Vice Pres. Finance          Title: Senior Vice Pres. Finance



HOMEPLACE HOLDINGS, INC.                              HOMEPLACE STORES TWO, INC.


By /s/ David A. Frost                        By /s/ David A. Frost
   -----------------------------                --------------------------------

Print Name: David A. Frost          Print Name: David A. Frost

Title: Senior Vice Pres. Finance         Title: Senior Vice Pres. Finance



HOMEPLACE MANAGEMENT, INC.


By  /s/ David A. Frost
    -------------------------------

Print Name: David A. Frost

Title: Senior Vice Pres. Finance

                                                       FLEET RETAIL FINANCE INC.
                                                            ADMINISTRATIVE AGENT
                                                                COLLATERAL AGENT


                                                By /s/ James R. Dore
                                                   -----------------------------
                                                   James R. Dore, Vice President



                           THE WORKING CAPITAL LENDERS

                                                                    AMSOUTH BANK


                                             By /s/ Kathleen F. Kerlinger
                                                --------------------------------
                                                Attorney-In-Fact

                                             Notice Address:
                                                     350 Park Avenue, 19th Floor
                                                     New York, New York 10022
                                             Attention: Kathleen F. Kerlinger
                                             Fax (212) 935-7458



                                                       FLEET RETAIL FINANCE INC.


                                            By /s/ James R. Dore
                                               ---------------------------------
                                            James R. Dore, Vice President
                                            Notice Address:
                                                                 40 Broad Street
                                                     Boston, Massachusetts 02109
                                            Attention:
                                            Fax




                                             THE CIT GROUP BUSINESS CREDIT, INC.


                                                 By /s/ Christopher Hill
                                                    ----------------------------

                                             Notice Address:
                                                     1211 Avenue of the Americas
                                                        New York, New York 10036
                                             Attention: R. Chimanti
                                             Fax (212) 536-1295

                                                      FINOVA CAPITAL CORPORATION


                                                 By /s/ Bruce Mattel
                                                    ----------------------------
                                              Notice Address:
                                              311 South Wacker Drive, Suite 4400
                                                         Chicago, Illinois 60606
                                              Attention: Bruce Mattel
                                              Fax 312-322-7250





                                                    FOOTHILL CAPITAL CORPORATION


                                                 By /s/ Todd R. Nakahoto
                                                    ----------------------------
                                                 Notice Address:
                                            11111 Santa Monica Blvd., Suite 1500
                                              Los Angeles, California 90025-3333
                                                 Attention: Todd R. Nakahoto
                                                 Fax 310-479-8952




                                                          HELLER FINANCIAL, INC.

                                                 By /s/ Dennis Graham
                                                    ----------------------------
                                                 Notice Address:
                                                  150 East 42d Street, 7th Floor
                                                        New York, New York 10017
                                                 Attention: Dennis Graham
                                                 Fax 212-880-7002


                                       IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                                 By  illegible
                                                    ----------------------------
                                                 Notice Address:
                                                                One State Street
                                                        New York, New York 10004
                                                 Attention: Jim Dorce
                                                 Fax 617-434-432

                                         JACKSON NATIONAL LIFE INSURANCE COMPANY


                                                 By  illegible
                                                    ----------------------------

                                                 Notice Address:
                                                                 c/o PPM America
                                                     225 West Wacker, Suite 1200
                                                         Chicago, Illinois 60606
                                                 Attention:
                                                 Fax



                                                   LASALLE BUSINESS CREDIT, INC.


                                                 By /s/ Ellen T. Cook
                                                    ----------------------------

                                                 Notice Address:
                                                    135 South LaSalle, Suite 400
                                                         Chicago, Illinois 60603
                                                 Attention: Ellen T. Cook
                                                 Fax (310) 904-0291



                                                              THE PROVIDENT BANK

                                                 By /s/ Josh V. Garde
                                                    ----------------------------
                                                 Notice Address:
                                                    One East Fourth Street, 249A
                                                          Cincinnati, Ohio 45202
                                                 Attention: Josh V. Garde
                                                 Fax (513) 634-1588



                                                                 THE TERM LENDER
                                                    BACK BAY CAPITAL FUNDING LLC

                                            By /s/ Michael Pizette
                                               ---------------------------------

                                              Michael Pizette, Managing Director
                                            Notice Address:
                                                                 40 Broad Street
                                                     Boston, Massachusetts 02109
                                            Attention:
                                            Fax